EXHIBIT 13.1

       Quarterly Servicing Report for the September 18, 2001 Payment Date,
                               filed on Form 6-K

                                                                     Exhibit 3.1
                                                                     -----------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C 20549

                                    FORM 6-K

                            REPORT OF FOREIGN ISSUER
                    PURSUANT TO RULE 13A - 16 OR 15D - 16 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



For the Collection Period ending 31 August 2001.

     Securitisation Advisory Services Pty Limited, as manager of the Series
     --------------------------------------------
                            2000-2G Medallion Trust
                 (Translation of registrant's name into English)

              Level 8, 48 Martin Place, Sydney, NSW 2000 Australia
              ----------------------------------------------------
                    (Address of principal executive offices)

        Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                       Form 20-F    X    Form 40-F
                                 --- ---          --- ---

Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Yes           No    X
    ------       --   ----

If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-
                                   ---------------------



================================================================================

OTHER EVENTS


      On September 14, 2000 Perpetual Trustee Company Limited, in its capacity as Issuer Trustee (the Issuer Trustee) of the Series 2000-2G Medallion Trust
(the Trust), publicly issued US$1,060,200,000 of Class A-1 Mortgage Backed Floating Rate Notes due December 18, 2031 (the Notes) pursuant to a registration statement (No. 333- 44600 ) declared effective on August 30, 2000. Securitisation Advisory Services Pty Limited was the manager for the issuance of the Notes. Securitisation Advisory Services Pty Limited granted the underwriters a discount of US$1,590,300 in connection with the sale of the Notes. The Issuer Trustee used the net proceeds from the sale of the Notes, which amounted to US $1,058,609,700 to acquire equitable title to the housing loans and related mortgages included in the assets of the Trust from Commonwealth Bank of Australia and for general expenses relating to the Trust, including any premiums payable to any of the swap providers for the Trust.

      On December 18, 2000, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

      On March 19, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

      On June 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

      On September 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Manager for the Series 2000-2G Medallion Trust, by the undersigned, thereunto duly authorised.


                              Securitisation Advisory Services Pty Limited,
                              As Manager for the Series 2000-2G Medallion Trust,
                              --------------------------------------------------
                              (Registrant)



Dated: 2 October, 2001                    By:   /s/  Alicja Blackburn
                                          --------------------------------------
                                          Name:  Alicja Blackburn
                                          Title: Authorised Officer

                                 EXHIBIT INDEX



EXHIBIT                 DESCRIPTION
-------                 -----------

  99.1 The Quarterly Servicing Report for the Distribution Date on September 18, 2001.

                    FORM 6-K REQUIRED COLLATERAL INFORMATION

                         SERIES 2000-2G MEDALLION TRUST


              SERIES 2000-2G MEDALLION TRUST DATA AS AT OPENING OF BUSINESS ON THE PRECEDING DETERMINATION DATE OF SEPTEMBER 1, 2001



--------------------------------------------------------------------------------------------------
OUTSTANDING MORTGAGE BALANCE (AUD)
--------------------------------------------------------------------------------------------------
                                                                    AMOUNT                     WAC
--------------------------------------------------------------------------------------------------
         - Variable Rate Housing Loans                      $1,334,996,563                   6.65%
         - Fixed 1 Year                                       $156,734,827                   7.00%
         - Fixed 2 Year                                       $157,475,639                   7.16%
         - Fixed 3 Year                                       $126,653,088                   7.25%
         - Fixed 4 Year                                        $16,670,378                   7.81%
         - Fixed 5 Year                                         $9,191,440                   6.60%
--------------------------------------------------------------------------------------------------
         TOTAL POOL                                         $1,801,721,935                   6.78%
--------------------------------------------------------------------------------------------------





DELINQUENCY INFORMATION                         NO OF LOANS         %OF POOL           AUD AMOUNT OF
                                                                                               LOANS    % OF POOL
-----------------------------------------------------------------------------------------------------------------
           31-60 days                                    41            0.24%           $4,150,431.25     0.21%
           61-90 days                                    17            0.10%           $2,028,342.32     0.10%
           90+ days                                      16            0.09%           $2,029,603.99     0.10%
-----------------------------------------------------------------------------------------------------------------
Mortgagee In Possession                                   0            0.00%                   $0.00     0.00%
-----------------------------------------------------------------------------------------------------------------

SERIES 2000-2G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE
--------------------------------------------------------------

QUARTERLY SUMMARY DISTRIBUTION DETAILS

---------------------------------------------------------------------------------------------------------------------
REPORTING DATES
---------------

Closing Date                                                                                               14-Sep-00
Determination Date                                                                                         01-Sep-01
Notice Date                                                                                                17-Sep-01
Distribution Date                                                                                          18-Sep-01
Start Accrual Period                                                                                       18-Jun-01
End Accrual Period                                                                                         18-Sep-01
No. Of Days in Accrual Period                                                                                     92
Start Collection Period                                                                                    01-Jun-01
End Collection Period                                                                                      31-Aug-01
No. Of Days in Collection Period                                                                                  92
Distribution Month                                                                                       Yes
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SECURITIES ON ISSUE                                             NO. OF          INITIAL INVESTED   INITIAL INVESTED
-------------------                                             ------          ----------------   ----------------
                                                             CERTIFICATES         AMOUNT (US$)       AMOUNT (A$)
                                                             ------------         ------------       -----------

Class A-1 Notes                                                      10,602      1,060,200,000.00   1,884,800,000
Class A-2 Notes                                                       4,000                   -       400,000,000
Class B Notes                                                           270                   -        27,000,000
Redraw Bond - series 1                                                    0                   -              -
Redraw Bond - series 2                                                    0                   -              0

US$/A$ exchange rate at issue                                        0.5625

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD
--------------------------------                                 Bank              Interest           Interest
                                                               Bill Rate            Margin              Rate
                                                               ---------           --------           --------

Class A-1 Notes (payable to Currency Swap Provider)              4.9800%            0.3724%           5.35240%
Class A-2 Notes                                                  4.9800%            0.3700%            5.3500%
Class B Notes                                                    4.9800%            0.5700%            5.5500%
Redraw Bond - series 1                                           0.0000%                -              0.0000%
Redraw Bond - series 2                                           0.0000%                -              0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period          4.9800%
Facilities BBSW                                                  4.9800%

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE                                         Per Cert.          Aggregate
------------------------------------------                                         ---------          ---------
Total Interest Amount:
   Class A-1 Notes                                                                       2,006.32      21,271,057.65
   Class A-2 Notes                                                                       1,128.05       4,512,200.00
   Class B Notes                                                                         1,379.27         372,402.90
   Redraw Bond - series 1                                                                       -                  -
   Redraw Bond - series 2                                                                       -                  -
Principal:
   Class A-1 Notes                                                                      10,859.47     115,132,065.60
   Class A-2 Notes                                                                       6,108.45      24,433,800.00
   Class B Notes                                                                           436.84         117,946.80
   Redraw Bond - series 1                                                                       -                  -
   Redraw Bond - series 2                                                                       -                  -
Total:
   Class A-1 Notes                                                                      12,865.79     136,403,123.25
   Class A-2 Notes                                                                       7,236.50      28,946,000.00
   Class B Notes                                                                         1,816.11         490,349.70
   Redraw Bond - series 1                                                                       -                  -
   Redraw Bond - series 2                                                                       -                  -
   Total                                                                                21,918.40     165,839,472.95

---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
POOL FACTORS                                                                          Last             Current
------------                                                                          ----             --------
                                                                                  Distribution       Distribution
                                                                                  ------------       ------------
                                                                                      Date               Date
                                                                                      ----               ----

Class A-1 Notes                                                                     0.83652830         0.77544380
Class A-2 Notes                                                                     0.83652830         0.77544380
Class B Notes                                                                       0.98596750         0.98159910
Redraw Bond - series 1                                                                       -                  -
Redraw Bond - series 2                                                                       -                  -

---------------------------------------------------------------------------------------------------------------------

QUARTERLY CASHFLOW WORKING SHEET
--------------------------------
                                                                                Per Certificate                        Aggregate
                                                                                       $                                    $
                                                                                ---------------                       --------------
  Finance Charge Collections                                                                                          33,173,337.04
  Finance Charge Collections - Repurchases                                                                                      -
  Finance Charge Damages                                                                                                        -
  Income due to Seller                                                                                                          -
  Other Income                                                                                                         1,740,287.18
Preliminary Income Amount                                                                                             34,913,624.22

  Taxes                                                                                                                   34,060.40
  Trustee Fee                                                                                                             37,865.43
  Security Trustee Fee                                                                                                          -
  Manager Fee                                                                                                            146,538.68
  Servicing Fee                                                                                                        1,221,155.69
  Liquidity Commitment Fee                                                                                                12,085.10
  Redraw Commitment Fee                                                                                                    9,452.05
  Support Facility Payments                                                                                            4,133,127.84
  Support Facility Receipts                                                                                                    -
  Expenses                                                                                                                13,267.58
  Previous Unpaid Facility Int Chg  - Liquidity                                                                                 -
  Liquidity Interest Charge + Previous Unpaid                                                                            131,265.22
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                           -
  Redraw Interest Charge + Previous Unpaid                                                                                      -
  Repayment of Liquidity Facility                                                                                     10,053,677.38
  Total Interest Amount  - Class A-1 Notes                                                                            21,271,057.65
                                 - Class A-2 Notes                                                                     4,512,200.00
                                 - Class B Notes                                                                         372,402.90
                                 - Redraw Bonds - series 1                                                                      -
                                 - Redraw Bonds - series 2                                                                      -

REQUIRED INCOME AMOUNT                                                                                                41,948,155.92

Income Shortfall                                                                                                       7,034,531.70
Liquidity Facility Draw                                                                                                7,034,531.70

Principal Chargeoff Unreimbursement                                                                                             -
Principal Chargeoff                                                                                                             -
Total Principal Chargeoff Reimbursement Due                                                                                     -


PAYMENT ALLOCATION CASCADE
--------------------------

  Preliminary Income Amount                                                                                           34,913,624.22
  Liquidity Facility Draw                                                                                              7,034,531.70
  Available Income Amount                                                                                             41,948,155.92



                                                                                                                Quarter to Date
                                                        Due                    Available                    Allocation/Distribution
                                                    ----------                 ---------                    ------------------------
  Taxes                                                              34,060.40      41,948,155.92                         34,060.40
  Trustee Fee                                                        37,865.43      41,914,095.52                         37,865.43
  Security Trustee Fee                                                     -        41,876,230.09                               -
  Manager Fee                                                       146,538.68      41,876,230.09                        146,538.68
  Servicing Fee                                                   1,221,155.69      41,729,691.41                      1,221,155.69
  Liquidity Commitment Fee                                           12,085.10      40,508,535.72                         12,085.10
  Redraw Commitment Fee                                               9,452.05      40,496,450.62                          9,452.05
  Support Facility Payments                                       4,133,127.84      40,486,998.57                      4,133,127.84
  Support Facility Receipts                                                -        36,353,870.73                               -
  Expenses                                                           13,267.58      36,353,870.73                         13,267.58
  Liquidity Interest Charge                                         131,265.22      36,340,603.15                        131,265.22
  Repayment of Liquidity Facility                                10,053,677.38      36,209,337.93                     10,053,677.38
-------------------------------------------------------------
  Interest Amount Payable - Redraw Facility                                -        26,155,660.55                               -
                                     - Class A-1 Notes           21,271,057.65      26,155,660.55                     21,271,057.65
                                     - Class A-2 Notes            4,512,200.00       4,884,602.90                      4,512,200.00
                                     - Redraw Bonds - series 1             -           372,402.90                               -
                                     - Redraw Bonds - series 2             -           372,402.90                               -
--------------------------------------------------------------
                                    - Class B Notes                 372,402.90         372,402.90                        372,402.90
Total Principal Chargeoff Reimbursement                                    -                 0.00                               -
Excess Distribution                                                                                                            0.00


Unpaid Facility Int Chg  - Liquidity                                                                                            -
                              - Redraw                                                                                          -
Unpaid Security Interest Amount   - Class A-1 Notes                                                                             -
                                  - Class A-2 Notes                                                                             -
                                  - Class B Notes                                                                               -
                                  - Redraw Bonds - series 1                                                                     -
                                  - Redraw Bonds - series 2                                                                     -




FACILITIES OUTSTANDING
----------------------
Liquidity Commitment Facility Limit                                                                    58,000,000.00
Beginning Liquidity Commitment Facility                                                                47,946,322.62
Previous Liquidity Facility Draw                                                                       10,053,677.38
Repayment of Liquidity Facility                                                                        10,053,677.38
Liquidity Facility Draw                                                                                 7,034,531.70
Ending Liquidity Commitment Facility                                                                   50,965,468.30

Redraw Commitment Facility Limit                                                                       50,000,000.00
Beginning Redraw Commitment Facility                                                                   50,000,000.00
Previous Redraw Facility Draw                                                                                    -
Previous Redraw Facility Draw - Chargeoffs                                                                       -
Repayment of Redraw Facility                                                                                     -
Repayment of Unreimbursed Chargeoffs                                                                             -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                   -
Redraw Facility Available to Draw                                                                       50,000,000.00
Redraw Facility Draw                                                                                              -
Ending Redraw  Commitment Facility                                                                      50,000,000.00



INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
---------------------------------------------
                                                                                Per Certificate       Aggregate
INTEREST AMOUNT                                                                        $                  $
---------------                                                                 ----------------      ----------
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                -                  -
Security  Interest Amount                                                              2,006.32      21,271,057.65
Total Interest Amount                                                                                21,271,057.65

Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                                   -
Security  Interest Amount                                                                            21,271,057.65
Interest Amount Payable                                                                 2,006.32     21,271,057.65
Unpaid Security Interest Amount                                                                                -

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                 -                 -
Security  Interest Amount                                                               1,128.05      4,512,200.00
Total Interest Amount                                                                                 4,512,200.00

Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                                   -
Security  Interest Amount                                                                             4,512,200.00
Interest Amount Payable                                                                  1,128.05     4,512,200.00
Unpaid Security Interest Amount                                                                                -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                  -                -
Security  Interest Amount                                                                1,379.27       372,402.90
Total Interest Amount                                                                                   372,402.90

Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                                   -
Security  Interest Amount                                                                               372,402.90
Interest Amount Payable                                                                  1,379.27       372,402.90
Unpaid Security Interest Amount                                                                                -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                    -              -
Security  Interest Amount                                                                       -              -
Total Interest Amount                                                                                          -

Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                                   -
Security  Interest Amount                                                                                      -
Interest Amount Payable                                                                         -              -
Unpaid Security Interest Amount                                                                                -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                    -              -
Security  Interest Amount                                                                       -              -
Total Interest Amount                                                                                          -

Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                                   -
Security  Interest Amount                                                                                      -
Interest Amount Payable                                                                         -              -
Unpaid Security Interest Amount                                                                                -


                                                                                Per Certificate       Aggregate
                                                                                         $                  $
                                                                                ----------------      ----------

PRINCIPAL AMOUNT
----------------
Principal Collections                                                                                155,533,390.12
Principal Collections - Repurchases                                                                             -
  less Repayment Of Redraw Facility                                                                             -
  less Total Customer Redraw                                                                         (15,849,576.18)
  plus Redraw Facility Draw                                                                                     -
  plus Redraw Bonds Issue this month                                                                            -
  Aggregate Principal Damages from Seller & Servicer                                                            -
  Principal Chargeoff Reimbursement  - Class B Notes                                                            -
                                               - Class A-1 Notes                                                -
                                               - Class A-2 Notes                                                -
                                               - Redraw Bonds - Series 1                                        -
                                               - Redraw Bonds - Series 2                                        -
                                               - Redraw Facility                                                -
  Principal rounding b/f                                                                                       0.43

  Scheduled Principal Amount                                                          8,576,997.86
  Scheduled Principal Amount less redraws                                             8,576,997.86
  Unscheduled Principal Amount - Partial Prepayment                                  98,049,978.73
  Unscheduled Principal Amount - Full Prepayment                                     48,906,413.53
  Unscheduled Principal Amount - less redraws + C/O Reim                            131,106,816.08


Total Available Principal Amount for Redraw Bonds                                                           139,683,814.37

Principal Distribution - Redraw Bonds - Series 1                                               -                       -
Principal Distribution - Redraw Bonds - Series 2                                               -                       -

 Principal rounding b/f                                                                                               0.43
Total Unscheduled Principal Amount                                                                          131,106,816.08
Total Scheduled Principal Amount                                                                              8,576,997.86
Total Available Principal Amount for Notes                                                                  139,683,814.37


PRINCIPAL ALLOCATION
--------------------
Class A Percentage via Stepdown                                                                                   100%
Class A Available Principal Payment
        Class A-1 Principal Payment                                                      10859.47           115,132,065.60
        Class A-2 Principal Payment                                                       6108.45            24,433,800.00
Class B Principal Payment                                                                  436.84               117,946.80

Principal rounding c/f                                                                                                1.97

Outstanding Principal - beginning period                                                                  1,937,920,981.91
less Principal Repayment                                                                                   (155,533,390.12)
plus Total Customer Redraw                                                                                   15,849,576.18
less Principal Losses                                                                                             -
Outstanding Principal - Closing period                                                                    1,798,237,167.97


PRINCIPAL LOSSES
----------------
Principal Losses                                                                                                       -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                               -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                         -
Net Principal Losses                                                                                                   -
Principal Chargeoff  - Class B Notes                                                                                   -
                                          - Class A-1 Notes                                                            -
                                          - Class A-2 Notes                                                            -
                                          - Redraw Bonds Series 1                                                      -
                                          - Redraw Bonds Series 2                                                      -
                                          - Redraw Facility                                                            -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -

CLASS A-2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -


REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -


INVESTORS BALANCE OUTSTANDING  WORKSHEET
----------------------------------------
                                                                                   Aggregate                  Aggregate
                                                                                       US$                        A$
                                                                                -----------------         ----------------
CLASS A-1 NOTES
Initial Invested Amount                                                          1,060,200,000.00         1,884,800,000.00
  previous Principal Distribution                                                  173,312,696.34           308,111,460.16
  Principal Distribution for current period                                         64,761,786.90           115,132,065.60
Total Principal Distribution to date                                               238,074,483.24           423,243,525.76
Beginning Invested Amount                                                          886,887,303.66         1,576,688,539.84
Ending Invested Amount                                                             822,125,516.76         1,461,556,474.24
Unreimbursed Principal Chargeoffs                                                               -                      -
Beginning Stated Amount                                                            886,887,303.66         1,576,688,539.84
Ending Stated Amount                                                               822,125,516.76         1,461,556,474.24

CLASS A-2 NOTES
Initial Invested Amount                                                                                     400,000,000.00
  previous Principal Distribution                                                                            65,388,680.00
  Principal Distribution for current period                                                                  24,433,800.00
Total Principal Distribution to date                                                                         89,822,480.00
Beginning Invested Amount                                                                                   334,611,320.00
Ending Invested Amount                                                                                      310,177,520.00
Unreimbursed Principal Chargeoffs                                                                                      -
Beginning Stated Amount                                                                                     334,611,320.00
Ending Stated Amount                                                                                        310,177,520.00

CLASS B NOTES
Initial Invested Amount                                                                                      27,000,000.00
  previous Principal Distribution                                                                               378,877.50
  Principal Distribution for current period                                                                     117,946.80
Total Principal Distribution to date                                                                            496,824.30
Beginning Invested Amount                                                                                    26,621,122.50
Ending Invested Amount                                                                                       26,503,175.70
Unreimbursed Principal Chargeoffs                                                                                      -
Beginning Stated Amount                                                                                      26,621,122.50
Ending Stated Amount                                                                                         26,503,175.70

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                                       -
Initial Invested Amount                                                                                                -
  Principal Distribution (after last Distribution Date)                                                                -
  Principal Distribution for current period                                                                            -
Total Principal Distribution to date                                                                                   -
Beginning Invested Amount                                                                                              -
Ending Invested Amount                                                                                                 -
Unreimbursed Principal Chargeoffs                                                                                      -
Beginning Stated Amount                                                                                                -
Ending Stated Amount                                                                                                   -


REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                                           -
Initial Invested Amount                                                                                                    -
  Principal Distribution (after last Distribution Date)                                                                    -
  Principal Distribution for current period                                                                                -
Total Principal Distribution to date                                                                                       -
Beginning Invested Amount                                                                                                  -
Ending Invested Amount                                                                                                     -
Unreimbursed Principal Chargeoffs                                                                                          -
Beginning Stated Amount                                                                                                    -
Ending Stated Amount                                                                                                       -

AVERAGE MONTHLY PERCENTAGE
--------------------------
Current Balance of Arrears greater than 60 Days                                                                   4,057,946.31
Current Outstanding Loan Balance                                                                              1,798,237,167.97
Average Monthly Percentage                                                                                                0.00
Monthly Percentage - Current Period                                                                                       0.00
Monthly Percentage Month 2                                                                                                0.00
Monthly Percentage Month 3                                                                                                0.00
Monthly Percentage Month 4                                                                                                0.00
Monthly Percentage Month 5                                                                                                0.00
Monthly Percentage Month 6                                                                                                0.00
Monthly Percentage Month 7                                                                                                0.00
Monthly Percentage Month 8                                                                                                0.00
Monthly Percentage Month 9                                                                                                 -
Monthly Percentage Month 10                                                                                                -
Monthly Percentage Month 11                                                                                                -
Monthly Percentage Month 12                                                                                                -

STEPDOWN CONDITIONS
-------------------
Years since initial Determination Date                                                                                    1.00
Required Subordinated Percentage                                                                                           -
Available Subordinated Percentage                                                                                         0.01
Aggregate Unreimbursed Principal Chargeoffs                                                                                -
Required Class B Stated Amount Outstanding                                                                        5,712,000.00
Year < 5, 2% Avg Mo. Perc, Unreim C/O Maximum                                                                     8,100,000.00
Year < 5, 4% Avg Mo. Perc, Unreim C/O Maximum                                                                     2,700,000.00
5 <= Year < 6, Unreim C/O Maximum                                                                                 8,100,000.00
6 <= Year < 7, Unreim C/O Maximum                                                                                 9,450,000.00
7 <= Year < 8, Unreim C/O Maximum                                                                                10,800,000.00
8 <= Year < 9, Unreim C/O Maximum                                                                                12,150,000.00
9 <= Year, Unreim C/O Maximum                                                                                    13,500,000.00
Stepdown Condition less than 5 years                                                                             TRUE
Stepdown Condition greater than & equal to 5 years                                                               FALSE
Year >= 5, 2% Avg Mo. Perc, Unreim C/O Maximum                                                                   TRUE
Year - Stepdown Condition Test
5                                                                                                                TRUE
6                                                                                                                TRUE
7                                                                                                                TRUE
8                                                                                                                TRUE
9                                                                                                                TRUE
Year - Stepdown Class A Criteria                                FALSE                 TRUE                  Class A Percentage
0                                                                            1                0.5                         0.50
1                                                                            1                0.5                         0.50
2                                                                            1                0.5                         0.50
3                                                                            1                  0                          -
4                                                                            1                  0                          -
5                                                                            1                0.7                         1.00
6                                                                            1                0.6                         1.00
7                                                                            1                0.4                         1.00
8                                                                            1                0.2                         1.00
9                                                                            1                  0                         1.00
10                                                                           0                  0                          -